PROPERTY AND EQUIPMENT	12 Months Ended
Dec. 31, 2010
PROPERTY AND EQUIPMENT
NOTE 4 -   PROPERTY AND EQUIPMENT

The following is a summary of property and equipment, at cost less accumulated depreciation, at December 31:

	2010	2009
Furniture and fixtures	$3,780	$3,780
Data processing equipment	212,730	212,730
Telecommunication equipment	21,262	21,262
Purchased software	2,395	2,395
	240,167	240,167
Less: accumulated depreciation	(225,520)	(172,073)
Total property and equipment, net	$14,647	$68,094

Depreciation charged to operations amounted to approximately $53,000 and $63,000 for the years ended December 31, 2010 and 2009, respectively. Property and equipment include gross assets acquired under capital leases of approximately $108,000 at December 31, 2010 and 2009, respectively. Capital leases are included as a component of data processing equipment. Amortization of assets under capital leases is included in depreciation expense.